THRIVENT MUTUAL FUNDS

                                 Form N-SAR for
                           Fiscal Period Ended 4-30-09


                                INDEX TO EXHIBITS




EXHIBIT NO.  ITEM

1. Matters submitted to a vote of security holders. (Item 77.C.) Results of the shareholder votes are provided in the "Additional Information" section of the Registrant's semi-annual report for the period ended April 30, 2009, the relevant part of which is attached as Exhibit 99-77c.

2.    Transactions effected pursuant to Rule 10f-3. (Item 77.O.)